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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                August 5, 1997
                     -------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                                   TOPRO, INC.
                -----------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Colorado                   0-19167                 84-1042227
-------------------------------    ----------------       -------------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
  incorporation or organization)       File No.)            I. D. Number)


2525 West Evans Avenue, Denver, Colorado                        80219
-----------------------------------------                      -------
(Address of principal executive offices)                     (zip code)

                               (303) 935-1221
              --------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS.

     After market close on August 5, 1997 the Company issued a Press Release, which is filed as Exhibit 20.1 hereto and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits.  The following exhibit is filed with this Report:

          20.1 Press Release dated August 5, 1997



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Topro, Inc.

Date: August 5, 1997                       By:       /s/ John Jenkins
                                              --------------------------------
                                              John  Jenkins, President and CEO






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